UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report: February 5, 2009
(Date of earliest event reported)

Glu Mobile Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33368	91-2143667
(Commission File Number)	(IRS Employer Identification No.)

2207 Bridgepointe Parkway, Suite 250 San Mateo, California	94404
(Address of Principal Executive Offices)	(Zip Code)

(650) 532-2400
(Registrant’s Telephone Number, Including Area Code)

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, including the estimate of Glu Mobile Inc. (“Glu”) regarding the size of its goodwill impairment to be recorded in Glu’s quarter ended December 31, 2008. These forward-looking statements reflect Glu’s current expectations and estimates and are subject to various risks and uncertainties that could cause actual results to differ materially from any forward-looking statement in this report, including the risk that all of the size of the final goodwill impairment charge may be larger or smaller than Glu currently anticipates and other risks detailed under the caption “Risk Factors” in Glu’s Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on November 14, 2008 and Glu’s other SEC filings. Glu is under no obligation, and expressly disclaims any obligation, to update or alter these forward-looking statements whether as a result of new information, future events of otherwise.

Item 2.02     Results of Operations and Financial Condition.

On February 10, 2009, Glu issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2008 and providing its business outlook.  A copy of the press release is attached as Exhibit 99.01 to this Current Report on Form 8-K.

The information in this Item 2.02, including Exhibit 99.01 to this Current Report, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in the accompanying Exhibit 99.01 shall not be incorporated by reference into any registration statement or other document filed by Glu with the SEC, whether made before or after the date of this Current Report, regardless of any general incorporation language in such filing (or any reference to this Current Report generally), except as shall be expressly set forth by specific reference in such filing.

Item 2.06     Material Impairments.

On February 5, 2009, Glu determined, based on a combination of factors, including the current economic environment and a decline in its market capitalization, that there were sufficient indicators to require it to perform an interim goodwill impairment analysis. Accordingly, Glu currently estimates that its financial statements for the quarter ended December 31, 2008 will reflect a goodwill impairment charge of approximately $23.5 million, representing Glu’s current estimate of the amount of this impairment, as the fair value of two of its three reporting units was determined to be below the carrying value of their respective goodwill balances.  Glu has not yet completed its impairment analysis and expects to finalize it during February or March 2009.  Glu may make an adjustment to this charge when the analysis is completed, and the final charge will be reported in our Form 10-K for the year ended December 31, 2008. The goodwill impairment charge is a non-cash charge.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

99.01                   Press Release issued by Glu Mobile Inc., dated February 10, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glu Mobile Inc.

Date:	February 10, 2009	By:	/s/ L. Gregory Ballard
		Name:	L. Gregory Ballard
		Title:	Chief Executive Officer

EXHIBIT INDEX

Number	Description

99.01	Press Release issued by Glu Mobile Inc., dated February 10, 2009.

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